Filed Pursuant to Rule 497(e)
Registration Statement Nos. 333-128699
333-151910
333-145064

TIAA-CREF Life Separate Account VLI-1

TIAA-CREF Life Separate Account VA-1

TIAA-CREF Life Insurance Company

PROSPECTUS SUPPLEMENT NUMBER 6

dated December 11, 2009 to the

INTELLIGENT LIFE® VUL PROSPECTUS

dated May 1, 2009, as supplemented September 22, 2009,

October 8, 2009, October 14, 2009 and November 2, 2009 and the

INTELLIGENT LIFE SURVIVORSHIP VUL PROSPECTUS

dated May 1, 2009, as supplemented September 22, 2009,

October 8, 2009, October 14, 2009 and November 2, 2009 and the

INTELLIGENT VARIABLE ANNUITY® PROSPECTUS

dated May 1, 2009, as supplemented September 22, 2009,

October 8, 2009, October 14, 2009, and November 2, 2009

This supplement amends certain disclosure in the above-referenced prospectuses for the contracts with the same names. All other provisions of your contract remain as stated in your contract and prospectus, as previously amended. Please keep this supplement with your prospectus for future reference.

CREDIT SUISSE TRUST — INTERNATIONAL EQUITY FLEX III PORTFOLIO

On August 18, 2009, the Board of Trustees of Credit Suisse Trust (the “Trust”), on behalf of its series, the International Equity Flex I Portfolio and the International Equity Flex II Portfolio (together, the “Acquired Portfolios” and each, an “Acquired Portfolio”), approved the proposed reorganization of each Acquired Portfolio (each, a “Reorganization”) whereby all of the assets and liabilities of the Acquired Portfolio would be transferred to the International Equity Flex III Portfolio (the “Acquiring Portfolio”), also a series of the Trust, in exchange for shares of beneficial interest of the Acquiring Portfolio. Each Acquired Portfolio would then be liquidated and shares of beneficial interest of the Acquiring Portfolio would be distributed to the shareholders of the Acquired Portfolio.

At the shareholder meeting held on November 10, 2009, shareholders of the Acquired Funds approved the proposed reorganization. The reorganization occurred at the close of business on December 11, 2009.

On page 7 of the Intelligent Life VUL and Intelligent Life Survivorship VUL prospectuses, as well as page 5 of the Intelligent Variable Annuity prospectus, add the Credit Suisse Trust-International Equity Flex III and remove Credit Suisse Trust-International Equity Flex II in the portfolio fees table:

Portfolio	Management Fees	Distribution (12b-1) or Service Fees[1]	Other Expenses	Acquired Fund Fees and Expenses	Gross Total Annual Portfolio Operating Expenses	Contractual Fee Waivers and Reimbursements	Net Total Annual Portfolio Operating Expenses
Credit Suisse Trust–International Equity Flex III	1.20%	0.00%	1.20%	0.00%	2.40%	0.20%	2.20%

For more information about these changes and about the portfolio generally, refer to the recent Supplement to the Credit Suisse Trust Funds prospectus and the proxy statement.

A10273 (12/09)